ASSIGNMENT OF PERMITS, ETC.
                                  (PROJECT 41)
                              (PER SECTION 7.1.8)


     ANGELES PARTNERS XIV, a California limited partnership ("Assignor), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby transfers, assigns and conveys unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership ("Assignee") all of its right, title and interest in and to any and all permits, licenses and certificates and other authority granted to Assignor related to, or granted, held or possessed in connection with or arising out of the ownership, occupation and operation of that certain commercial property being sold to Assignor to Assignee pursuant to that certain Purchase Agreement dated January ____1998, as assigned, and which is located in Greene County, Ohio as more fully described on Exhibit A attached hereto and incorporated by reference herein, to the full extent that any such permit, license, certificate or authority is assignable or transferable by Assignor.
     IN WITNESS WHEREOF, the Assignor has executed the within Assignment this 10th day of June, 1998.
                              ANGELES PARTNERS XIV, a California
                              limited partnership

                              By:  Angeles Realty Corporation II,
                                   general partner of Angeles
                                   Partners XIV

                              By: /s/William H. Jarrard, Jr.
                              Its: President


                     ASSIGNMENT AND ASSUMPTION OF LEASES
                            AND SECURITY DEPOSITS
                                 (PROJECT 41)
                             (PER SECTION 7.1.5)

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ANGELES PARTNERS XIV, a California limited partnership (the "Assignor"), hereby transfers, conveys and assigns unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership (the "Assignee"), all of the right, title and interest of the Assignor in and to all tenant leases currently in force and effect between the Assignor and tenants of that certain commercial property (more fully described on Exhibit A attached hereto) being sold by Assignor to Assignee as of the date hereof and commonly referred to as located at 3981-3983 Image Drive, Vandalia, Ohio, (the "Leases") and security deposits paid to Assignor by Tenants under the Leases.

     Assignee hereby assumes the obligations of Assignor under the Leases, including the obligations with respect to the security deposits being transferred herein.

     IN WITNESS WHEREOF, the Assignor and Assignee have executed the within Assignment and Assumption of Leases and Security Deposits effective as of this 10th day of June, 1998.

MID-STATES DEVELOPMENT                    Angeles Partners XIV
COMPANY                                   a California limited partnership


By: /s/William Schneider                  By:  Angeles Realty Corporation,  II
Its: General Partner                           General Partner of Angeles
                                               Partners XIV


Date: June 12, 1998                            By: /s/William H. Jarrard, Jr.
                                               Its: President
                                               Date: June 10, 1998